                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                  May 17, 2000
                Date of report (Date of earliest event reported)


Lehman ABS Corporation is the depositor under the Standard Terms for Trust Agreements, dated as of February 25, 1996, as supplemented by a Series Supplement, dated as of February 25, 1998, which together formed the Corporate Bond-Backed Certificates, Series 1998-NSC-1 Trust.


                             LEHMAN ABS CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)



            Delaware                333-32105-01              13-3447441
(State or Other Jurisdiction      (Commission File         (I.R.S. Employer
     of Incorporation)                 Number)            Identification No.)

Three World Financial Center                                      10285

200 Vesey Street                                                 (Zip Code)
New York, New York
(Address of Principal Executive Offices)

                                 (212) 526-5594
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  OTHER EVENTS

On May 15, 1998, November 16, 1998, May 17, 1999, November 15, 1999 and May 17,
2000 distributions were made to the Holders of the Corporate Bond Backed Certificates, Series 1998-NSC-1 (the "Certificate Holders"). Specific information with respect to the distributions are filed as Exhibits 99.1 through
99.5 hereto.

No other reportable transactions or matters have occurred during the current reporting period.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      The following exhibits were filed as part of this report:

99.1 Trustee's Distribution Statement to the Certificate Holders for the six-month period ending May 15, 1998.
99.2 Trustee's Distribution Statement to the Certificate Holders for the six-month period ending November 16, 1998.
99.3 Trustee's Distribution Statement to the Certificate Holders for the six-month period ending May 17, 1999.
99.4 Trustee's Distribution Statement to the Certificate Holders for the six-month period ending November 15, 1999.
99.5 Trustee's Distribution Statement to the Certificate Holders for the six-month period ending May 17, 2000.

                                    SIGNATURE


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 26, 2000



                                            THE BANK OF NEW YORK
                                            AS TRUSTEE, FOR
                                            CORPORATE BOND-BACKED
                                            CERTIFICATES, SERIES
                                            1998-NSC-1 TRUST


                                            By: /s/ Enrico D. Reyes
                                               -------------------------
                                               Enrico D. Reyes
                                               Vice President

                                  EXHIBIT INDEX


Exhibit Number     Description
--------------     -----------

99.1 Trustee's Distribution Statement to the Certificate Holders for the six-month period ending May 15, 1998.
99.2               Trustee's Distribution Statement to the Certificate
                   Holders for the six-month period ending November 16, 1998.
99.3 Trustee's Distribution Statement to the Certificate Holders for the six-month period ending May 17, 1999.
99.4 Trustee's Distribution Statement to the Certificate Holders for the six-month period ending November 15, 1999.
99.5 Trustee's Distribution Statement to the Certificate Holders for the six-month period ending May 17, 2000.